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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               __________________

                         Commission File Number 1-13102

        Date of Report (date of earliest event reported): JUNE 30, 1997


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



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
                     MARYLAND                     36-3935116
             (State or other jurisdiction of   (I.R.S. Employer
             incorporation or organization)    Identification No.)
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            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)














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                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1997, First Industrial Realty Trust, Inc. and its Subsidiaries ( the "Company"), through First Industrial, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, acquired 12 light industrial properties, two bulk warehouses and one office building (the "Punia Phase I Properties") in New Jersey, totaling 697,778 square feet of gross leasable area (the "Punia Phase I Acquisition"). The Punia Phase I Properties were acquired for approximately $39.2 million which was funded with $36.0 million in cash and the issuance of 107,516 limited partnership units in the Operating Partnership (the "Units") valued at $3.2 million. The $36 million in cash was funded with borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $36.0 million borrowed under the Company's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Punia Phase I Properties were acquired from Ethel Road Associates, Gamma Three Associates, Jayeff Associates, RCP Associates, 244 Sheffield Associates, South Broad Company, Suburban Roseland Associates, and World's Fair 25 Associates, World's Fair Associates, World's Fair Office Associates, and World's Fair V Associates (together the "Punia Group"). Prior to the Punia Phase I Acquisition, the Punia Group was not affiliated with the Company, any affiliate of the Company or any director or officer of the Company. Following the Punia Phase I Acquisition, Jeff Punia and Hayden Tiger were appointed Regional Directors.
The Properties will continue to be used for light industrial, bulk warehouse and office use under the existing lease terms.

     In connection with the Punia Phase I Acquisition, the Company completed negotiations with the Punia Group to acquire an additional 33 properties totaling 1,055,344 square feet of gross leasable area and additional parcels of land for approximately $65.9 million (the "Punia Phase II Acquisition"). The Punia Phase II Acquisition will be funded with cash and Units and is scheduled to close by September 30, 1997.

                             ITEM 5.  OTHER EVENTS

     Since the filing of the Company's Form 8-K/A No. 1 dated February 12, 1997, exclusive of the Punia Phase I Acquisition described above, the Company acquired 20 industrial properties, eight land parcels for future development and one parking lot from unrelated parties during the period February 1, 1997 through July 14, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties, land parcels and parking lot totaled approximately $71.4 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties, land parcels and parking lot. The 20 industrial properties, eight land parcels and one parking lot acquired are described below and were funded with working capital, the issuance of Units and borrowings under the Company's 1996 Unsecured Acquisition Facility. The Company has continued the pre-acquisition uses of the properties. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.



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o    On February 20, 1997, the Company purchased a 58,746 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.5 million. The property was purchased from Danis Properties Co., Inc.

o On March 17, 1997, the Company purchased two bulk warehouse properties totaling 312,500 square feet in York, Pennsylvania for approximately $8.4 million which was funded with $6.8 million in cash and 58,032 Units valued at $1.6 million in the aggregate. The properties were purchased from Valcor Properties.

o On March 21, 1997, the Company purchased a 179,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $5.1 million. The property was purchased from National Wholesale Drug Company.
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o    On March 24, 1997, the Company purchased a 162,500 square foot light industrial property located in Mechanicsburg, Pennsylvania. The purchase price for the property was approximately $3.4 million. The property was purchased from Kinney Service Corporation. This property was owner occupied prior to purchase.

o On March 28, 1997, the Company purchased a 84,956 square foot light industrial property located in Buffalo Grove, Illinois. The purchase price for the property was approximately $4.1 million. The property was purchased from Wells Fargo Bank, N.A.

o On March 31, 1997, the Company purchased a 112,082 square foot light industrial property located in New Brighton, Minnesota. The purchase price for the property was approximately $3.2 million. The property was purchased from Lowy Group, Inc. This property was owner occupied prior to purchase.

o On March 31, 1997, the Company purchased a 79,675 square foot light industrial property located in Brooklyn Park, Minnesota. The purchase price for the property was approximately $4.4 million. The property was purchased from Ryan Companies US, Inc. This property was owner occupied prior to purchase.

o On March 31, 1997, the Company purchased a parking lot located in Brooklyn Park, Minnesota. The purchase price for the parking lot was approximately $1.3 million. The parking lot was purchased from Damark International, Inc.

o On April 3, 1997, the Company purchased a 49,190 square foot light industrial property located in Eden Prarie, Minnesota. The purchase price for the property was approximately $2.1 million. The property was purchased from The Prudential Insurance Company of America.

o On April 4, 1997, the Company purchased a 243,000 square foot bulk warehouse property located in Columbus, Ohio for approximately $5.4 million. The property was purchased from PMF Investments, L.L.C. and Walcutt Road LTD.

o On April 15, 1997, the Company purchased a land parcel located in Shakopee, Minnesota for approximately $.8 million. The land parcel was purchased from Valley Green Business Park Limited Partnership.

o On April 28, 1997, the Company purchased a land parcel located in St. Louis, Missouri for approximately $.8 million. The land parcel was purchased from Stitch-Tec Co., Inc.

o On May 9, 1997, the Company purchased a land parcel located in Romulus, Michigan for approximately $.7 million. The land parcel was purchased from Yves Rea.

o On May 29, 1997, the Company purchased a 320,171 square foot bulk warehouse property located in Alsip, Illinois for approximately $8.1 million. The property was purchased from Sammis PCA Partners.

o On May 30, 1997, the Company purchased a land parcel located in Cumberland, Pennsylvania for approximately $.4 million. The land parcel was purchased from Kinney Service Corporation.

o On June 2, 1997, the Company purchased two light industrial properties totaling 92,815 square feet located in West Allis, Wisconsin. The purchase price of the properties was approximately $3.2 million. The properties were purchased from RREEF Mid America Fund III.

o On June 2, 1997, the Company purchased a 178,600 square foot bulk warehouse property located in Mechanicsburg, Pennsylvania for approximately $4.6 million. The property was purchased from Cumberland Partners. This property was owner occupied prior to purchase.



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o    On June 5, 1997, the Company purchased a 25,150 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from American Paper and Packaging Corporation. This property was owner occupied prior to purchase.

o On June 9, 1997, the Company purchased a land parcel located in Shreveport, Louisiana for approximately $.1 million. The land parcel was purchased from Crow-Shreveport No. 1 Limited Partnership.

o On June 12, 1997, the Company purchased a land parcel located in Lorain County, Ohio for approximately $.7 million. The land parcel was purchased from the Key Trust Company of Ohio, N.A.

o On June 13, 1997, the Company purchased a 25,254 square foot light industrial property located in Green Bay, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from Wisconsin Public Service Corporation. This property was owner occupied prior to purchase.

o On June 20, 1997, the Company purchased a 59,075 square foot light industrial property located in LaGrange, Illinois. The purchase price for the property was approximately $2.5 million. The property was purchased from Chicago Trust Company KATN 1535.

o On June 20, 1997, the Company purchased a land parcel located in Minneapolis, Minnesota for approximately $.8 million which was funded entirely with the issuance of 25,342 Units. The land parcel was purchased from Malcolm Properties, L.L.C.

o On June 26, 1997, the Company purchased a 39,800 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $1.4 million. The property was purchased from Matex, Inc.

o On June 26, 1997, the Company purchased a land parcel located in Brookfield, Wisconsin for approximately $1.0 million. The land parcel was purchased from MLG/JLP Twenty East Limited Partnership.

o On June 30, 1997, the Company purchased a 212,040 square foot light industrial property located in Elk Grove Village, Illinois. The purchase price for the property was approximately $3.1 million. The property was purchased from 2201 Lunt Avenue Venture.

o On July 14, 1997, the Company purchased a 52,402 square foot light industrial property located in Oakland, New Jersey. The purchase price for the property was approximately $2.7 million. The property was purchased from Willinger Bros., Inc. This property was owner occupied prior to purchase.
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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b). Financial Statements. At this time it is impracticable to file the required financial statements and pro forma financial information. The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but not later than sixty (60) days from the date on which this report on Form 8-K is required to be filed.

     (c). Exhibits
     NONE




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           FIRST INDUSTRIAL REALTY TRUST, INC.




July 14, 1997              By:     /s/ Michael J. Havala
                                  ------------------------
                                   Michael J. Havala
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)
























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